Exhibit 99.2

Fourth Quarter Fiscal 2010
Supplemental Operating and Financial Data
for the Quarter Ended April 30, 2010

CONTACT: Lindsey Knoop Anderson Director of Investor Relations Direct Dial: 701-837-4738 E-Mail: landerson@iret.com	3015 16th Street SW, Suite 100 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

April 30, 2010

Page

Company Background and Highlights	2

Investment Cost by Segment	5

Key Financial Data
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Funds From Operations	8
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	9

Capital Analysis
Long-Term Mortgage Debt Analysis	10
Long-Term Mortgage Debt Detail	11-12
Capital Analysis	13

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	14
Net Operating Income Detail	15-18
Stabilized Properties and Overall Economic Occupancy Levels by Segment	19

Tenant Analysis
Commercial Leasing Summary	20-21
Multi-Family Residential Summary	22
10 Largest Commercial Tenants - Based on Annualized Base Rent	23
Lease Expirations as of April 30, 2010	24

Growth and Strategy
Fiscal 2010 Acquisition Summary	25

Definitions	26

Company Background and Highlights
Fourth Quarter Fiscal 2010

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET’s portfolio is diversified among multi-family residential, commercial office, medical (including senior housing), industrial and retail segments.

During the fourth quarter of fiscal year 2010, on April 1, 2010, the Company acquired two multi-family residential properties in Rochester, Minnesota, with 48 units and 16 units, respectively.  The Company paid a total of approximately $3.6 million for the 48-unit apartment complex, a portion of which was paid in limited partnership units of the Company’s Operating Partnership (“Units”) valued at approximately $1.0 million, or $10.25 per unit, with the remainder consisting of the assumption of existing debt on the property.  The Company paid $720,000 in cash for the 16-unit apartment property.  The Company had no development projects placed in service or material dispositions in the fourth quarter of fiscal year 2010.

IRET continues to pursue its announced goal of transferring the management of the majority of its commercial and multi-family residential properties from third-party property management companies to its own employees. As of April 30, 2010, the Company has under internal management a total of 120 properties in its commercial industrial, medical, office and retail segments, totaling approximately 7.4 million square feet. Approximately 55.6% of the properties in the Company’s commercial industrial segment, 77.9% of the properties in its medical segment, 47.2% of the properties in its office segment, and 92.3% of the properties in its retail segment, were internally managed by Company employees as of April 30, 2010.  IRET continues to evaluate its portfolio of commercial properties to determine additional suitable candidates for internal management, and to establish appropriate timelines to accomplish the transfers.

The transition to internal management in the Company’s multi-family residential segment also continued during the fourth quarter of fiscal year 2010. As of April 30, 2010, approximately 39.7% of the properties in the Company’s multi-family residential segment were internally managed by Company employees, or approximately 3,963 units in 31 properties. During fiscal year 2010, the Company added a significant number of new employees, many of whom were hired to work in multi-family residential property management.  As of April 30, 2010, the Company had 218 employees, of which 191 were full-time and 27 part-time employees; of these 218 employees, 49 are corporate staff in our Minot, North Dakota and Eden Prairie, Minnesota offices, and 169 are property management employees based at our properties or in local property management offices. These additions to staff, and associated investments in equipment, accounting and other support systems, represent a significant expense to the Company, which is reflected in an increase in property management expense attributable to the Company’s internal property management initiative of approximately $1.4 million for the twelve months ended April 30, 2010, primarily in the multi-family residential segment.

On April 7, 2009, IRET and IRET Properties entered into a continuous equity offering program sales agreement with Robert W. Baird & Co. Incorporated (Baird).  Pursuant to the Sales Agreement, IRET may offer and sell its common shares of beneficial interest having an aggregate gross sales price of up to $50 million, from time to time through Baird as IRET's sales agent. Sales of common shares, if any, under the program will depend upon market conditions and other factors to be determined by IRET. IRET has no obligation to sell any common shares in the program, and may at any time suspend solicitation and offers under the program or terminate the program. IRET sold no common shares under this program during the second and third quarters of fiscal year 2010. During the first quarter of fiscal year 2010, IRET sold 116,869 common shares under this program for total proceeds (before offering expenses but after underwriting discounts and commissions) of $1.1 million. During the fourth quarter of fiscal year 2010, IRET sold 1.2 million shares under this program for total proceeds (before offering expenses but after underwriting discounts and commissions) of $10.2 million.

IRET's fourth quarter fiscal year 2010 results reflect the continuing challenges the real estate industry faced during the three months ended April 30, 2010, and worsening conditions in IRET's multi-family residential segment in particular.  During this quarter, factors adversely affecting demand for IRET’s commercial and multi-family properties continued to be pervasive across the United States and in IRET’s markets, with commercial tenants continuing to focus on reducing costs through space reductions and lower rents. Additionally, continued job losses pressured occupancy and revenue in the Company’s multi-family residential segment. We expect current credit market conditions and the continued high level of unemployment to maintain or increase credit stresses on Company tenants, and continue to expect this tenant stress to lead to increases in past due accounts and vacancies.

In the fourth quarter of fiscal year 2010, IRET paid its 156th consecutive quarterly distribution per common share/unit at equal or increasing rates.  The $0.1715 per share/unit distribution was paid April 1, 2010.  At a regularly-scheduled meeting in the fourth quarter of fiscal year 2010, the Company’s Board of Trustees thought it prudent, given the current economic environment, the challenges facing the real estate industry, and a continuing deterioration in the Company’s occupancy rates and operating results, to maintain the Company’s common share/unit distribution at its current level ($0.1715 per share/unit), rather than continue the small quarterly increases in the distribution that had previously been the Company’s practice.  Company management and the Board continue to review the Company’s common share distribution level in conjunction with closely monitoring the Company’s operating results during this prolonged economic downturn.

As of April 30, 2010, IRET owns a diversified portfolio of 251 properties consisting of 78 multi-family residential properties, 67 office properties, 54 medical properties (including senior housing), 19 industrial properties and 33 retail properties.  IRET’s distributions have been maintained or increased every year for 39 consecutive years.  IRET’s shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRET).

Company Snapshot
(as of April 30, 2010)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential; Commercial Office, Medical, Industrial, Retail
Total Properties	251
Total Square Feet
(commercial properties)	12.0 million
Total Units
(multi-family residential properties)	9,691
Common Shares Outstanding (thousands)	75,805
Limited Partnership Units Outstanding (thousands)	20,522
Common Share Distribution - Quarter/Annualized	$0.1715/$0.686
Dividend Yield	7.9%
Total Capitalization (see p. 13 for detail)	$1.9 billion

Investor Information
Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee and Vice Chairman, Chair of Compensation Committee
John D. Stewart	Trustee, Chair of Audit Committee
Patrick G. Jones	Trustee
C.W. “Chip” Morgan	Trustee
John T. Reed	Trustee, Chair of Nominating and Governance Committee
Edward T. Schafer	Trustee
W. David Scott	Trustee
Thomas A. Wentz, Jr.	Trustee, Senior Vice President and Chief Operating Officer
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management

Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Thomas A. Wentz, Jr	Senior Vice President and Chief Operating Officer; Trustee
Diane K. Bryantt	Senior Vice President and Chief Financial Officer
Thomas A. Wentz, Sr.	Senior Vice President and Chief Investment Officer
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Michael A. Bosh	Senior Vice President, General Counsel and Assistant Secretary
Karin M. Wentz	Senior Vice President, Chief Compliance Officer, Associate General Counsel & Secretary

Corporate Headquarters:
3015 16th Street SW, Suite 100
Minot, North Dakota 58701

Trading Symbol:  IRET
Stock Exchange Listing:  NASDAQ

Investor Relations:
Lindsey Knoop Anderson
landerson@iret.com

Common Share Data (NASDAQ: IRET)

	4th Quarter Fiscal Year 2010	3rd Quarter Fiscal Year 2010	2nd Quarter Fiscal Year 2010	1st Quarter Fiscal Year 2010	4th Quarter Fiscal Year 2009
High Closing Price	$9.37	$9.40	$9.75	$9.47	$10.43
Low Closing Price	$8.31	$8.25	$8.19	$8.30	$8.60
Average Closing Price	$8.89	$8.82	$9.06	$8.73	$9.58
Closing Price at end of quarter	$8.73	$8.73	$8.37	$9.31	$9.25
Common Share Distributions—annualized	$0.686	$0.686	$0.684	$0.682	$0.680
Closing Dividend Yield - annualized	7.9%	7.9%	8.2%	7.3%	7.4%
Closing common shares outstanding (thousands)	75,805	73,966	73,502	63,788	60,304
Closing limited partnership units outstanding (thousands)	20,522	20,853	20,962	20,837	20,838
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$840,935	$827,770	$790,664	$787,859	$750,564

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results.  Such risks, uncertainties and other factors include, but are not limited to:  fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2009 Form 10-K.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Fourth Quarter Fiscal 2010 Acquisitions

Crown Apartments 2850 & 2852 59th Street NW, Rochester, MN 55901	Northern Valley Apartments 2826, 2834, 2840 & 2908, Northern Valley Drive Rochester, MN 55906

Investment Cost by Segment – Fourth Quarter Fiscal 2010

With investments in the multi-family residential and commercial office, medical, industrial and retail segments, IRET’s diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

Commercial Retail
6.5%
Commercial Industrial
6.3%
Multi-Family
Residential
30.9%
Commercial Medical
23.9%
Commercial Office
32.4%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	04/30/2010	01/31/2010	10/31/2009	07/31/2009	04/30/2009
ASSETS
Real estate investments
Property owned	$1,800,519	$1,793,995	$1,749,489	$1,737,466	$1,729,585
Less accumulated depreciation	(308,626)	(298,523)	(286,555)	(274,497)	(262,871)
	1,491,893	1,495,472	1,462,934	1,462,969	1,466,714
Development in progress	2,831	1,164	0	0	0
Unimproved land	6,007	5,987	5,966	5,713	5,701
Mortgage loans receivable, net of allowance	158	159	159	160	160
Total real estate investments	1,500,889	1,502,782	1,469,059	1,468,842	1,472,575
Other assets
Cash and cash equivalents	54,791	47,790	102,732	43,935	33,244
Restricted cash	0	36,500	0	0	0
Marketable securities – available-for-sale	420	420	420	420	420
Receivable arising from straight-lining of rents, net of allowance	17,320	17,102	16,588	16,201	16,012
Accounts receivable, net of allowance	4,916	5,259	4,830	4,148	2,738
Real estate deposits	516	978	635	460	88
Prepaid and other assets	1,189	1,903	2,750	2,900	1,051
Intangible assets, net of accumulated amortization	50,700	52,797	48,118	49,820	52,173
Tax, insurance, and other escrow	9,301	10,044	6,661	7,984	7,261
Property and equipment, net of accumulated depreciation	1,392	1,332	1,450	1,293	1,015
Goodwill	1,388	1,392	1,392	1,392	1,392
Deferred charges and leasing costs, net of accumulated amortization	18,108	17,637	17,273	16,958	17,122
TOTAL ASSETS	$1,660,930	$1,695,936	$1,671,908	$1,614,353	$1,605,091

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$38,514	$36,453	$29,760	$32,508	$32,773
Revolving lines of credit	6,550	6,579	6,594	13,000	5,500
Mortgages payable	1,057,619	1,091,945	1,060,131	1,055,705	1,070,158
Other	1,320	1,368	1,421	1,455	1,516
TOTAL LIABILITIES	1,104,003	1,136,345	1,097,906	1,102,668	1,109,947

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	1,812	1,765	1,943	1,908	1,737
EQUITY
Investors Real Estate Trust shareholders’ equity
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	583,618	569,439	566,395	490,441	461,648
Accumulated distributions in excess of net income	(201,412)	(189,340)	(176,580)	(165,349)	(155,956)
Total Investors Real Estate Trust shareholders’ equity	409,523	407,416	417,132	352,409	333,009
Noncontrolling interests – Operating Partnership	134,970	139,448	143,260	145,120	148,199
Noncontrolling interests – consolidated real estate entities	10,622	10,962	11,667	12,248	12,199
Total equity	555,115	557,826	572,059	509,777	493,407
TOTAL LIABILITIES AND EQUITY	$1,660,930	$1,695,936	$1,671,908	$1,614,353	$1,605,091

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Twelve Months Ended	Three Months Ended
OPERATING RESULTS	04/30/2010	04/30/2009	04/30/2010	01/31/2010	10/31/2009	07/31/2009	04/30/2009
Real estate revenue	$242,775	$240,005	$62,228	$60,130	$59,596	$60,821	$60,652
Real estate expenses	101,541	98,151	26,631	26,009	24,485	24,416	24,495
Gain on involuntary conversion	1,660	0	0	1,660	0	0	0
Net operating income	142,894	141,854	35,597	35,781	35,111	36,405	36,157
Depreciation/amortization	(59,763)	(56,714)	(15,061)	(15,078)	(14,981)	(14,643)	(14,438)
Administrative expenses, advisory and trustee services	(6,218)	(4,882)	(1,443)	(1,790)	(1,498)	(1,487)	(976)
Other expenses	(2,513)	(1,440)	(1,045)	(536)	(498)	(434)	(283)
Impairment of real estate investment	(1,678)	(338)	0	(818)	(860)	0	(338)
Interest	(69,106)	(68,743)	(17,058)	(17,447)	(17,200)	(17,401)	(17,436)
Other income	901	922	394	252	126	129	234
Gain on sale of other investments	68	54	68	0	0	0	0
Net income	$4,585	$10,713	$1,452	$364	$200	$2,569	$2,920

Net (income) loss attributable to noncontrolling interest – Operating Partnership	(562)	(2,227)	(181)	39	59	(479)	(596)
Net loss (income) attributable to noncontrolling interests – consolidated real estate entities	(22)	40	(24)	49	26	(73)	(57)
Net income attributable to Investors Real Estate Trust	4,001	8,526	1,247	452	285	2,017	2,267
Dividends to preferred shareholders	(2,372)	(2,372)	(593)	(593)	(593)	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,629	$6,154	$654	$(141)	$(308)	$1,424	$1,674

Per Share Data
Net income per common share – basic & diluted	$.03	$.11	$.01	$.00	$.00	$.02	$.03

Percentage of Revenues
Real estate expenses	41.8%	40.9%	42.8%	43.3%	41.1%	40.1%	40.4%
Interest	28.5%	28.6%	27.4%	29.0%	28.9%	28.6%	28.7%
Depreciation/amortization	24.6%	23.6%	24.2%	25.1%	25.1%	24.1%	23.8%
General and administrative	2.6%	2.0%	2.3%	3.0%	2.5%	2.4%	1.6%
Net income	1.9%	4.5%	2.3%	0.6%	0.3%	4.2%	4.8%

Ratios
EBITDA(1)/Interest expense	1.92	x	1.97	x	1.95	x	1.88	x	1.88	x	1.98	x	1.99	x
EBITDA/Interest expense plus preferred distributions	1.86	x	1.90	x	1.88	x	1.82	x	1.82	x	1.92	x	1.92	x

(1)	See Definitions on page 26. EBITDA is a non-GAAP measure; see page 9 for a reconciliation of EBITDA to net income (loss).

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Twelve Months Ended		Three Months Ended
	04/30/2010	04/30/2009	04/30/2010	01/31/2010	10/31/2009	07/31/2009	04/30/2009
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$4,001	$8,526	$1,247	$452	$285	$2,017	$2,267
Less dividends to preferred shareholders	(2,372)	(2,372)	(593)	(593)	(593)	(593)	(593)
Net income (loss) available to common shareholders	1,629	6,154	654	(141)	(308)	1,424	1,674
Adjustments:
Noncontrolling interests – Operating Partnership	562	2,227	181	(39)	(59)	479	596
Depreciation and amortization	59,383	56,295	14,993	14,865	14,926	14,599	14,360
Gain on depreciable property sales	(68)	(54)	(68)	0	0	0	0
Funds from operations applicable to common shares and Units	$61,506	$64,622	$15,760	$14,685	$14,559	$16,502	$16,630

FFO per share and unit - basic and diluted	$0.69	$0.81	$0.17	$0.16	$0.16	$0.20	$0.21
Weighted average shares and units	89,918	79,820	94,979	$94,516	$87,162	$83,223	$80,361

(1)	See Definitions on page 26.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Twelve Months Ended		Three Months Ended
	04/30/2010	04/30/2009	04/30/2010	01/31/2010	10/31/2009	07/31/2009	04/30/2009
EBITDA(1)
Net income attributable to Investors Real Estate Trust	$4,001	$8,526	$1,247	$452	$285	$2,017	$2,267
Adjustments:
Noncontrolling interests – Operating Partnership	562	2,227	181	(39)	(59)	479	596
Income before noncontrolling interests – Operating Partnership	4,563	10,753	1,428	413	226	2,496	2,863
Add:
Interest	69,106	68,743	17,058	17,447	17,200	17,401	17,436
Depreciation/amortization related to real estate investments	57,393	54,646	14,407	14,486	14,432	14,068	13,825
Amortization related to non-real estate investments	2,370	2,068	654	592	549	575	613
Amortization related to real estate revenues(2)	118	(133)	26	28	30	34	3
Less:
Interest income	(546)	(607)	(278)	(140)	(62)	(66)	(51)
Gain on sale of real estate, land and other investments	(68)	(54)	(68)	0	0	0	0
EBITDA	$132,936	$135,416	$33,227	$32,826	$32,375	$34,508	$34,689

(1)	See Definitions on page 26.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt

150,000
135,000
120,000
105,000
90,000
75,000
60,000
45,000
30,000
15,000
-
7.50%
7.01%
5.75%
6.17%
5.73%
5.89%
6.07%
5.80%
6.44%
5.85%
5.88%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Thereafter
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail

	Future Maturities of Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2011	$77,406	$3,403	$80,809	7.50%	7.7%
2012	94,438	0	94,438	7.01%	8.9%
2013	22,747	0	22,747	5.75%	2.2%
2014	46,914	935	47,849	6.17%	4.5%
2015	80,700	0	80,700	5.73%	7.6%
2016	71,619	220	71,839	5.89%	6.8%
2017	187,352	23,400	210,752	6.07%	19.9%
2018	88,488	0	88,488	5.80%	8.4%
2019	66,198	646	66,844	6.44%	6.3%
2020	121,692	0	121,692	5.85%	11.5%
Thereafter	171,052	409	171,461	5.88%	16.2%
Total maturities	$1,028,606	$29,013	$1,057,619	6.17%	100.0%
(1)	Weighted average interest rate of debt that matures in fiscal year.

	04/30/2010	01/31/2010	10/31/2009	07/31/2009	04/30/2009
Balances Outstanding
Mortgage
Fixed rate	$1,028,606	$1,086,264	$1,054,363	$1,046,530	$1,060,581
Variable rate	29,013	5,681	5,768	9,175	9,577
Mortgage total	1,057,619	1,091,945	1,060,131	1,055,705	1,070,158

Weighted Average Interest Rates
Secured	6.17%	6.21%	6.27%	6.31%	6.30%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL AS OF APRIL 30, 2010

Property	Maturity Date	Fiscal 2011	Fiscal 2012	Fiscal 2013	Fiscal 2014	Thereafter	Total(1)
Multi-Family Residential
The Meadows I - Jamestown, ND	8/1/2010	$891	$0	$0	$0	$0	$891
The Meadows II - Jamestown, ND	8/1/2010	891	0	0	0	0	891
17 South Main Apartments - Minot, ND	11/1/2010	194	0	0	0	0	194
401 South Main Apartments - Minot, ND	11/1/2010	681	0	0	0	0	681
Minot 4th Street Apartments - Minot, ND	11/1/2010	97	0	0	0	0	97
Minot 11th Street Apartments - Minot, ND	11/1/2010	97	0	0	0	0	97
Minot Fairmont Apartments - Minot, ND	11/1/2010	389	0	0	0	0	389
Minot Westridge Apartments - Minot, ND	11/1/2010	1,944	0	0	0	0	1,944
Olympic Village - Billings, MT	11/1/2010	7,530	0	0	0	0	7,530
Southview Apartments - Minot, ND	11/1/2010	713	0	0	0	0	713
Valley Park Manor - Grand Forks, ND(2)	11/1/2010	2,672	0	0	0	0	2,672
Valley Park Manor - Grand Forks, ND(2)	11/1/2010	811	0	0	0	0	811
Ridge Oaks Apartments - Sioux City, IA	2/1/2011	2,572	0	0	0	0	2,572
Sunset Trail I - Rochester, MN	3/1/2011	3,870	0	0	0	0	3,870
Sunset Trail II - Rochester, MN	3/1/2011	3,750	0	0	0	0	3,750
Oakwood - Sioux Falls, SD	6/1/2011	0	3,410	0	0	0	3,410
Oxbow - Sioux Falls, SD	6/1/2011	0	3,715	0	0	0	3,715
Chateau Apartments - Minot, ND	7/1/2011	0	1,767	0	0	0	1,767
Oakmont Apartments - Sioux Falls, SD	9/1/2011	0	3,673	0	0	0	3,673
Canyon Lake Apartments - Rapid City, SD	10/1/2011	0	2,649	0	0	0	2,649
The Meadows III - Jamestown, ND	11/1/2011	0	972	0	0	0	972
Crown Apartments - Rochester, MN	1/1/2012	0	2,566	0	0	0	2,566
Monticello Apartments - Monticello, MN	3/1/2013	0	0	3,086	0	0	3,086
Quarry Ridge Apartments - Rochester, MN	10/1/2013	0	0	0	12,384	0	12,384
East Park Apartments - Sioux Falls, SD	12/1/2013	0	0	0	1,562	0	1,562
Sycamore Village Apartments - Sioux Falls, SD	12/1/2013	0	0	0	878	0	878
Landmark Estates Apartments - Grand Forks, ND(4)	12/19/2013	0	0	0	1,583	0	1,583
Candlelight Apartments - Fargo, ND	3/1/2014	0	0	0	1,354	0	1,354
Summary of Debt due after Fiscal 2014		0	0	0	0	264,044	264,044
Sub-Total Multi-Family Residential		$27,102	$18,752	$3,086	$17,761	$264,044	$330,745

Commercial Office
Brenwood - Minnetonka, MN	10/1/2010	$7,410	$0	$0	$0	$0	7,410
Nicollet VII - Burnsville, MN	12/1/2010	3,968	0	0	0	0	3,968
Dewey Hill Business Center - Edina, MN	1/1/2011	2,583	0	0	0	0	2,583
Plymouth IV - Plymouth, MN	1/1/2011	3,169	0	0	0	0	3,169
Plymouth V - Plymouth, MN	1/1/2011	4,561	0	0	0	0	4,561
Whitewater Plaza - Minnetonka, MN	3/1/2011	2,643	0	0	0	0	2,643
Whitewater Plaza - Minnetonka, MN	3/1/2011	1,370	0	0	0	0	1,370
2030 Cliff Road - Eagan, MN	4/1/2011	468	0	0	0	0	468
Cold Spring Center - St. Cloud, MN	4/1/2011	4,034	0	0	0	0	4,034
Pillsbury Business Center - Edina, MN	4/1/2011	908	0	0	0	0	908
Golden Hills Office Center - Golden Valley, MN	7/1/2011	0	14,345	0	0	0	14,345
Wells Fargo Center - St Cloud, MN	7/1/2011	0	6,624	0	0	0	6,624
Interlachen Corporate Center - Eagan, MN	10/11/2011	0	9,590	0	0	0	9,590
Bloomington Business Plaza - Bloomington, MN	12/1/2011	0	4,170	0	0	0	4,170
Wirth Corporate Center - Golden Valley, MN	2/1/2012	0	4,025	0	0	0	4,025
Great Plains - Fargo, ND	10/1/2013	0	0	0	4,254	0	4,254
Viromed - Eden Prairie, MN	4/1/2014	0	0	0	1,170	0	1,170
Summary of Debt due after Fiscal 2014		0	0	0	0	277,975	277,975
Sub-Total Commercial Office		$31,114	$38,754	$0	$5,424	$277,975	$353,267

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL AS OF APRIL 30, 2010 (continued)

Property	Maturity Date	Fiscal 2011	Fiscal 2012	Fiscal 2013	Fiscal 2014	Thereafter	Total(1)
Commercial Medical
Edina 6545 France SMC I - Edina, MN	1/1/2011	$21,625	$0	$0	$0	$0	$21,625
Edina 6525 France SMC II - Edina, MN	6/1/2011	0	9,719	0	0	0	9,719
Edina 6405 France Medical - Edina, MN(4)	1/1/2012	0	9,120	0	0	0	9,120
Edina 6363 France Medical - Edina, MN	4/1/2012	0	7,969	0	0	0	7,969
Fox River Cottages - Grand Chute, WI	5/1/2012	0	0	2,266	0	0	2,266
High Pointe Health Campus - Lake Elmo, MN	12/1/2013	0	0	0	2,951	0	2,951
Summary of Debt due after Fiscal 2014		0	0	0	0	203,156	203,156
Sub-Total Commercial Medical		$21,625	$26,808	$2,266	$2,951	$203,156	$256,806

Commercial Industrial
Eagan 2785 & 2795 Highway 55 - Eagan, MN	6/1/2011	$0	$3,703	$0	$0	$0	$3,703
Stone Container - Roseville, MN	2/1/2012	0	3,965	0	0	0	3,965
Minnetonka 13600 County Road 62 - Minnetonka, MN	2/27/2012	0	2,456	0	0	0	2,456
Dixon Avenue Industrial Park - Des Moines, IA	1/1/2013	0	0	7,548	0	0	7,548
Bloomington 2000 West 94th Street - Bloomington, MN	3/1/2013	0	0	3,986	0	0	3,986
Roseville 2929 Long Lake Road - Roseville, MN	3/1/2013	0	0	5,861	0	0	5,861
Bodycote Industrial Building - Eden Prairie, MN	9/1/2013	0	0	0	1,251	0	1,251
Cedar Lake Business Center - St. Louis Park, MN	11/1/2013	0	0	0	2,439	0	2,439
Woodbury 1865 Woodlane - Woodbury, MN	11/1/2013	0	0	0	2,870	0	2,870
Summary of Debt due after Fiscal 2014		0	0	0	0	30,438	30,438
Sub-Total Commercial Industrial		$0	$10,124	17,395	$6,560	$30,438	$64,517

Commercial Retail
Minot Plaza - Minot, ND(3)	8/1/2010	$612	$0	$0	$0	$0	$612
Kentwood Thomasville Furniture - Kentwood, MI	2/1/2011	356	0	0	0	0	356
Burnsville I Strip Center - Burnsville, MN	6/30/2013	0	0	0	521	0	521
Burnsville II Strip Center - Burnsville, MN	6/30/2013	0	0	0	414	0	414
St Cloud Westgate - St Cloud, MN	10/10/2013	0	0	0	3,537	0	3,537
Ladysmith Pamida - Ladysmith, WI	12/19/2013	0	0	0	1,045	0	1,045
Livingston Pamida - Livingston, MT	12/19/2013	0	0	0	1,241	0	1,241
Eagan I Retail Center - Eagan, MN	12/22/2013	0	0	0	1,452	0	1,452
Forest Lake Westlake Center - Forest Lake, MN	12/22/2013	0	0	0	4,644	0	4,644
Pine City C-Store - Pine City, MN	4/20/2014	0	0	0	322	0	322
Pine City Evergreen Square - Pine City, MN	4/20/2014	0	0	0	1,977	0	1,977
Summary of Debt due after Fiscal 2014		0	0	0	0	36,163	36,163
Sub-Total Commercial Retail		$968	$0	$0	$15,153	$36,163	$52,284

Total		$80,809	$94,438	$22,747	$47,849	$811,776	$1,057,619

(1)	Totals are principal balances as of April 30, 2010.
(2)	Refinanced on May 19, 2010.
(3)	Refinanced on June 8, 2010.
(4)	Currently in discussion with lenders for refinance.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

					Three Months Ended
					04/30/2010		01/31/2010		10/31/2009		07/31/2009		04/30/2009
Equity Capitalization
Common shares outstanding					75,805		73,966		73,502		63,788		60,304
Operating partnership (OP) units outstanding					20,522		20,853		20,962		20,837		20,838
Total common shares and OP units outstanding					96,327		94,819		94,464		84,625		81,142
Market price per common share (closing price at end of period)					$8.73		$8.73		$8.37		$9.31		$9.25
Equity capitalization-common shares and OP units					$840,935		$827,770		$790,664		$787,859		$750,564
Recorded book value of preferred shares					$27,317		$27,317		$27,317		$27,317		$27,317
Total equity capitalization					$868,252		$855,087		$817,981		$815,176		$777,881

Debt Capitalization
Total mortgage debt					$1,057,619		$1,091,945		$1,060,131		$1,055,705		$1,070,158
Total capitalization					$1,925,871		$1,947,032		$1,878,112		$1,870,881		$1,848,039

Total debt to total capitalization					0.55:1		0.56:1		0.56:1		0.56:1		0.58:1

	Twelve Months Ended				Three Months Ended
	04/30/2010		04/30/2009		04/30/2010		01/31/2010		10/31/2009		07/31/2009		04/30/2009
Earnings to fixed charges(1)	1.06	x	1.14	x	1.07	x	1.03	x	1.02	x	1.11	x	1.16	x
Earnings to combined fixed charges and preferred distributions(1)	1.02	x	1.10	x	1.04	x	0.99	x	0.98	x	1.08	x	1.13	x
Debt service coverage ratio(1)	1.37	x	1.42	x	1.39	x	1.36	x	1.36	x	1.39	x	1.42	x

Distribution Data
Common shares and units outstanding at record date	94,844		80,323		94,844		94,497		84,818		84,280		80,323
Total common distribution paid	$61,346		$53,995		$16,267		$16,205		$14,504		$14,370		$13,656
Common distribution per share and unit	$.6845		$.6770		$.1715		$.1715		$.1710		$.1705		$0.1700
Payout ratio (FFO per share and unit basis)(1)		99.2%		83.6%		100.9%		107.2%		106.9%		85.3%		81.0%

(1)	See Definitions on page 26.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)			Stabilized Properties
	Three Months Ended April 30,			Twelve Months Ended April 30,
Segment	2010	2009	% Change	2010	2009	% Change
Multi-Family Residential	$8,966	$9,970	(10.1%)	$36,829	$39,593	(7.0%)
Commercial Office	11,136	11,690	(4.7%)	45,301	45,713	(0.9%)
Commercial Medical	9,289	9,150	1.5%	37,216	35,946	3.5%
Commercial Industrial	2,195	2,305	(4.8%)	8,486	9,371	(9.4%)
Commercial Retail	2,114	2,449	(13.7%)	8,624	9,491	(9.1%)
	$33,700	$35,564	(5.2%)	$136,456	$140,114	(2.6%)

(1)	For Three and Twelve Months Ended April 30, 2010, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 401 South Main, Minot, ND; IRET Corporate Plaza, Minot, ND; Sweetwater Community, Grafton, ND; Crown Apartments, Rochester, MN and Northern Valley Apartments, Rochester, MN.

Total number of units, 497. Occupancy % for April 30, 2010 is 90.7%.

Commercial Office -	Bismarck 715 E Broadway, Bismarck, ND; IRET Corporate Plaza, Minot, ND, 12 South Main Street, Minot, ND and Minot 2505 16th St SW, Minot, ND.
Total square footage, 87,810. Occupancy % for April 30, 2010 is 41.6%.

Commercial Medical -
2828 Chicago Avenue, Minneapolis, MN; Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY and Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY.

Total square footage, 294,238. Occupancy % for April 30, 2010 is 100.0%.

Commercial Industrial -	Minnetonka 13600 County Road 62, Minnetonka, MN and Clive 2075 NW 94th St., Clive, IA.
Total square footage, 112,494. Occupancy % for April 30, 2010 is 100.0%.

For Three and Twelve Months ended April 30, 2009, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND, Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN and 401 South Main, Minot, ND; IRET Corporate Plaza, Minot, ND and Sweetwater Community, Grafton, ND.

Total number of units, 451. Occupancy % for April 30, 2009 is 85.8%.

Commercial Office -	401 South Main, Minot, ND; Bismarck 715 E Broadway, Bismarck, ND; IRET Corporate Plaza, Minot, ND and 12 South Main, Minot ND.
Total square footage, 82,986. Occupancy % for April 30, 2009 is 87.8%.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN.
Total square footage, 56,239. Occupancy % for April 30, 2009 is 72.0%.

Commercial Industrial -	Minnetonka 13600 County Road 62, Minnetonka, MN
Total square footage, 69,984. Occupancy % for April 30, 2009 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended April 30, 2010
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$17,979	$20,127	$12,950	$3,107	$3,443	$0	$57,606
Non-Stabilized	1,052	0	3,337	233	0	0	4,622
Total	19,031	20,127	16,287	3,340	3,443	0	62,228

Real estate expenses
Stabilized(1)	9,013	8,991	3,661	912	1,329	0	23,906
Non-Stabilized	466	90	2,108	61	0	0	2,725
Total	9,479	9,081	5,769	973	1,329	0	26,631

Stabilized(1)	8,966	11,136	9,289	2,195	2,114	0	33,700
Non-Stabilized	586	(90)	1,229	172	0	0	1,897
Net operating income	$9,552	$11,046	$10,518	$2,367	$2,114	$0	$35,597

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,881)	$(5,542)	$(3,880)	$(943)	$(726)	$(89)	$(15,061)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,443)	(1,443)
Other expenses	0	0	0	0	0	(1,045)	(1,045)
Interest expense	(4,959)	(5,601)	(4,600)	(1,023)	(814)	(61)	(17,058)
Other income	0	0	0	0	0	394	394
Gain on sale of other investments	0	0	0	0	0	68	68
Net income (loss)	712	(97)	2,038	401	574	(2,176)	1,452
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(181)	(181)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(24)	(24)
Net income (loss) attributable to Investors Real Estate Trust	712	(97)	2,038	401	574	(2,381)	1,247
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$712	$(97)	$2,038	$401	$574	$(2,974)	$654

(1)	For Three Months Ended April 30, 2010, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 401 South Main, Minot, ND; IRET Corporate Plaza, Minot, ND; Sweetwater Community, Grafton, ND; Crown Apartments, Rochester, MN and Northern Valley Apartments, Rochester, MN.

Total number of units, 497. Occupancy % for April 30, 2010 is 90.7%.

Commercial Office -	Bismarck 715 E Broadway, Bismarck, ND; IRET Corporate Plaza, Minot, ND, 12 South Main Street, Minot, ND and Minot 2505 16th St SW, Minot, ND.
Total square footage, 87,810. Occupancy % for April 30, 2010 is 41.6%.

Commercial Medical -
2828 Chicago Avenue, Minneapolis, MN; Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY and Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY.

Total square footage, 294,238. Occupancy % for April 30, 2010 is 100.0%.

Commercial Industrial -	Minnetonka 13600 County Road 62, Minnetonka, MN and Clive 2075 NW 94th St., Clive, IA.
Total square footage, 112,494. Occupancy % for April 30, 2010 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended April 30, 2009
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$18,458	$21,058	$13,014	$3,068	$3,605	$0	$59,203
Non-Stabilized	861	67	379	142	0	0	1,449
Total	19,319	21,125	13,393	3,210	3,605	0	60,652

Real estate expenses
Stabilized(1)	8,488	9,368	3,864	763	1,156	0	23,639
Non-Stabilized	613	82	122	39	0	0	856
Total	9,101	9,450	3,986	802	1,156	0	24,495

Net Operating Income (NOI)
Stabilized(1)	9,970	11,690	9,150	2,305	2,449	0	35,564
Non-Stabilized	248	(15)	257	103	0	0	593
Net operating income	$10,218	$11,675	$9,407	$2,408	$2,449	$0	$36,157

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,690)	$(5,744)	$(3,667)	$(532)	$(732)	$(73)	$(14,438)
Administrative, advisory and trustee fees	0	0	0	0	0	(976)	(976)
Other expenses	0	0	0	0	0	(283)	(283)
Impairment of real estate investment	0	(338)	0	0	0	0	(338)
Interest (expense) income	(5,190)	(5,933)	(4,232)	(1,004)	(977)	(100)	(17,436)
Other income	0	0	0	0	0	234	234
Net income (loss)	1,338	(340)	1,508	872	740	(1,198)	2,920
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(596)	(596)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(57)	(57)
Net income (loss) attributable to Investors Real Estate Trust	1,338	$(340)	$1,508	$872	$740	$(1,851)	$2,267
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,338	$(340)	$1,508	$872	$740	$(2,444)	$1,674

(1)	For Three Months ended April 30, 2009, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND, Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN and 401 South Main, Minot, ND; IRET Corporate Plaza, Minot, ND and Sweetwater Community, Grafton, ND.

Total number of units, 451. Occupancy % for April 30, 2009 is 85.8%.

Commercial Office -	401 South Main, Minot, ND; Bismarck 715 E Broadway, Bismarck, ND; IRET Corporate Plaza, Minot, ND and 12 South Main, Minot ND.
Total square footage, 82,986. Occupancy % for April 30, 2009 is 87.8%.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN.
Total square footage, 56,239. Occupancy % for April 30, 2009 is 72.0%.

Commercial Industrial -	Minnetonka 13600 County Road 62, Minnetonka, MN
Total square footage, 69,984. Occupancy % for April 30, 2009 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Twelve Months Ended April 30, 2010
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$72,867	$81,904	$51,710	$12,462	$13,503	$0	$232,446
Non-Stabilized	3,563	175	5,749	842	0	0	10,329
Total	76,430	82,079	57,459	13,304	13,503	0	242,775

Real estate expenses
Stabilized(1)	36,038	36,603	14,494	3,976	4,879	0	95,990
Non-Stabilized	1,674	244	3,410	223	0	0	5,551
Total	37,712	36,847	17,904	4,199	4,879	0	101,541

Gain on involuntary conversion
Non-Stabilized	1,660	0	0	0	0	0	1,660
Total	1,660	0	0	0	0	0	1,660

Net Operating Income (NOI)
Stabilized(1)	36,829	45,301	37,216	8,486	8,624	0	136,456
Non-Stabilized	3,549	(69)	2,339	619	0	0	6,438
Net operating income	$40,378	$45,232	$39,555	$9,105	$8,624	$0	$142,894

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(15,288)	$(22,322)	$(14,727)	$(3,766)	$(3,178)	$(482)	$(59,763)
Administrative, advisory and trustee fees	0	0	0	0	0	(6,218)	(6,218)
Other expenses	0	0	0	0	0	(2,513)	(2,513)
Impairment of real estate investments	0		0	0	(1,678)	0	(1,678)
Interest expense	(20,259)	(23,180)	(17,542)	(4,113)	(3,551)	(461)	(69,106)
Other income	0	0	0	0	0	901	901
Gain on sale of other investments	0	0	0	0	0	68	68
Net income (loss)	4,831	(270)	7,286	1,226	217	(8,705)	4,585
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(562)	(562)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(22)	(22)
Net income (loss) attributable to Investors Real Estate Trust	4,831	(270)	7,286	1,226	217	(9,289)	4,001
Dividends to preferred shareholders	0	0	0	0	0	(2,372)	(2,372)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$4,831	$(270)	$7,286	$1,226	$217	$(11,661)	$1,629

(1)	For Twelve Months Ended April 30, 2010, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 401 South Main, Minot, ND; IRET Corporate Plaza, Minot, ND; Sweetwater Community, Grafton, ND; Crown Apartments, Rochester, MN and Northern Valley Apartments, Rochester, MN.

Total number of units, 497. Occupancy % for April 30, 2010 is 90.7%.

Commercial Office -	Bismarck 715 E Broadway, Bismarck, ND; IRET Corporate Plaza, Minot, ND, 12 South Main Street, Minot, ND and Minot 2505 16th St SW, Minot, ND.
Total square footage, 87,810. Occupancy % for April 30, 2010 is 41.6%.

Commercial Medical -
2828 Chicago Avenue, Minneapolis, MN; Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY and Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY.

Total square footage, 294,238. Occupancy % for April 30, 2010 is 100.0%.

Commercial Industrial -	Minnetonka 13600 County Road 62, Minnetonka, MN and Clive 2075 NW 94th St., Clive, IA.
Total square footage, 112,494. Occupancy % for April 30, 2010 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Twelve Months Ended April 30, 2009
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$74,243	$83,246	$51,546	$12,550	$14,568	$0	$236,153
Non-Stabilized	2,473	200	1,018	161	0	0	3,852
Total	76,716	83,446	52,564	12,711	14,568	0	240,005

Real estate expenses
Stabilized(1)	34,650	37,533	15,600	3,179	5,077	0	96,039
Non-Stabilized	1,512	111	446	43	0	0	2,112
Total	36,162	37,644	16,046	3,222	5,077	0	98,151

Net Operating Income (NOI)
Stabilized(1)	39,593	45,713	35,946	9,371	9,491	0	140,114
Non-Stabilized	961	89	572	118	0	0	1,740
Net operating income	$40,554	$45,802	$36,518	$9,489	$9,491	$0	$141,854

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(14,225)	$(22,371)	$(13,363)	$(3,600)	$(2,902)	$(253)	$(56,714)
Administrative, advisory and trustee fees	0	0	0	0	0	(4,882)	(4,882)
Other expenses	0	0	0	0	0	(1,440)	(1,440)
Impairment of real estate	0	(338)	0	0	0	0	(338)
Interest (expense) income	(20,304)	(23,970)	(17,186)	(3,909)	(4,038)	664	(68,743)
Other income	0	0	0	0	0	922	922
Gain on sale of other investments	0	0	0	0	0	54	54
Net income (loss)	6,025	(877)	5,969	1,980	2,551	(4,935)	10,713
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(2,227)	(2,227)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	40	40
Net income (loss) attributable to Investors Real Estate Trust	6,025	(877)	5,969	1,980	2,551	(7,122)	8,526
Dividends to preferred shareholders	0	0	0	0	0	(2,372)	(2,372)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$6,025	$(877)	$5,969	$1,980	$2,551	$(9,494)	$6,154

(1)	For Twelve Months ended April 30, 2009, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND, Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN and 401 South Main, Minot, ND; IRET Corporate Plaza, Minot, ND and Sweetwater Community, Grafton, ND.

Total number of units, 451. Occupancy % for April 30, 2009 is 85.8%.

Commercial Office -	401 South Main, Minot, ND; Bismarck 715 E Broadway, Bismarck, ND; IRET Corporate Plaza, Minot, ND and 12 South Main, Minot ND.
Total square footage, 82,986. Occupancy % for April 30, 2009 is 87.8%.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN.
Total square footage, 56,239. Occupancy % for April 30, 2009 is 72.0%.

Commercial Industrial -	Minnetonka 13600 County Road 62, Minnetonka, MN
Total square footage, 69,984. Occupancy % for April 30, 2009 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND ALL PROPERTIES PHYSICAL OCCUPANCY LEVELS BY SEGMENT
4th Quarter Fiscal 2010 vs. 4th Quarter Fiscal 2009

Segments	Stabilized Properties		All Properties
	4th Quarter	4th Quarter	4th Quarter	4th Quarter
	Fiscal 2010	Fiscal 2009	Fiscal 2010	Fiscal 2009
Multi-Family Residential	90.2%	93.2%	90.2%	92.9%
Commercial Office	84.2%	87.4%	83.4%	87.4%
Commercial Medical	94.5%	95.6%	95.1%	95.0%
Commercial Industrial	90.4%	96.9%	90.8%	97.0%
Commercial Retail	80.5%	85.1%	80.5%	85.1%

Stabilized Physical Occupancy Levels by Segment
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail
4th Quarter Fiscal 2010
4th Quarter Fiscal 2009

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three and twelve months ended April 30, 2010

	Three Months Ended April 30, 2010
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	8,001	37,391	45,392	60,500	(15,108)
Commercial Medical	10,292	13,230	23,522	14,450	9,072
Commercial Industrial	142,256	72,150	214,406	142,256	72,150
Commercial Retail	4,407	60,606	65,013	27,606	37,407
Total All Segments	164,956	183,377	348,333	244,812	103,521

Weighted Average Rental Rates(3)
Commercial Office	$6.93	$14.31	$13.00	$12.69	$0.31	2.4%
Commercial Medical	21.00	18.89	19.81	24.96	(5.15)	(20.6%)
Commercial Industrial	6.00	5.63	5.88	6.00	(0.12)	(2.0%)
Commercial Retail	9.64	6.53	6.74	17.20	(10.46)	(60.8%)
Total All Segments	$7.08	$8.65	$7.91	$10.04	$(2.13)	(21.2%)

	Twelve Months Ended April 30, 2010
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	72,638	528,110	600,748	402,098	198,650
Commercial Medical	25,322	67,824	93,146	63,677	29,469
Commercial Industrial	147,256	211,345	358,601	413,318	(54,717)
Commercial Retail	80,076	260,025	340,101	187,561	152,540
Total All Segments	325,292	1,067,304	1,392,596	1,066,654	325,942

Weighted Average Rental Rates
Commercial Office	$10.00	$13.07	$12.70	$12.13	$0.57	4.7%
Commercial Medical	20.02	20.73	20.54	21.27	(0.73)	(3.4%)
Commercial Industrial	6.16	4.91	5.43	4.31	1.12	26.0%
Commercial Retail	12.55	6.44	7.88	7.73	0.15	1.9%
Total All Segments	$9.67	$10.33	$10.17	$8.87	$1.30	14.7%

	Three Months Ended April 30, 2010			Twelve Months Ended April 30, 2010
	New(1)	Renew(2)	Total	New(1)	Renew(2)	Total
Weighted Average Term of New/Renewed Leased
Commercial Office	6.2	2.8	3.6	4.8	3.3	3.6
Commercial Medical	5.0	4.5	4.6	5.5	4.5	4.7
Commercial Industrial	0.1	7.4	1.6	0.1	5.0	2.9
Commercial Retail	3.6	2.7	3.0	3.2	2.9	3.0
Total All Segments	3.2	3.4	3.3	3.8	3.5	3.5

(1)	Does not include leases in place on acquired properties.
(2)	Renewals may include leases that have renewed prior to expiration date. Square footage or rental rate changes on renewals are included in calculation.
(3)	Expired leases include leases with tenants who have vacated or renewed. Excluded from expired leases are leases that have been amended to extend the term, including leases on a month-to-month basis.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three and twelve months ended April 30, 2010

	4th Quarter Fiscal 2010 Total			Fiscal 2010 Total
	New	Renew	Total Dollars	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$0	$75,013	$75,013	$292,011	$2,278,560	$2,570,571
Commercial Medical	391,484	91,142	482,626	489,648	1,161,313	1,650,961
Commercial Industrial	1,000	0	1,000	1,000	161,385	162,385
Commercial Retail	26,143	0	26,143	385,671	15,102	400,773
Subtotal	$418,627	$166,155	$584,782	$1,168,330	$3,616,360	$4,784,690

Tenant Improvements per square foot
Commercial Office	$0.00	$2.01	$1.65	$4.02	$4.31	$4.28
Commercial Medical	38.04	6.89	20.52	19.34	17.12	17.72
Commercial Industrial	0.01	0.00	0.00	0.01	0.76	0.45
Commercial Retail	5.93	0.00	0.40	4.82	0.06	1.18
All Segments	$2.54	$0.91	$1.68	$3.59	$3.39	$3.44

Leasing Costs
Commercial Office	$33,032	$59,279	$92,311	$369,979	$2,817,767	$3,187,746
Commercial Medical	93,657	61,423	155,080	152,628	344,573	497,201
Commercial Industrial	13,910	356,647	370,557	16,160	554,188	570,348
Commercial Retail	10,286	2,376	12,662	219,801	104,348	324,149
Subtotal	$150,885	$479,725	$630,610	$758,568	$3,820,876	$4,579,444

Leasing Costs per square foot
Commercial Office	$4.13	$1.59	$2.03	$5.09	$5.34	$5.31
Commercial Medical	9.10	4.64	6.59	6.03	5.08	5.34
Commercial Industrial	0.10	4.94	1.73	0.11	2.62	1.59
Commercial Retail	2.33	0.04	0.19	2.74	0.40	0.95
All Segments	$0.91	$2.62	$1.81	$2.33	$3.58	$3.29

Tenant Improvements and Leasing Costs
Commercial Office	$33,032	134,292	167,324	$661,990	$5,096,327	$5,758,317
Commercial Medical	485,141	152,565	637,706	642,276	1,505,886	2,148,162
Commercial Industrial	14,910	356,647	371,557	17,160	715,573	732,733
Commercial Retail	36,429	2,376	38,805	605,472	119,450	724,922
Total	$569,512	$645,880	$1,215,392	$1,926,898	$7,437,236	$9,364,134

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$4.13	$3.59	$3.69	$9.11	$9.65	$9.59
Commercial Medical	47.14	11.53	27.11	25.36	22.20	23.06
Commercial Industrial	0.10	4.94	1.73	0.12	3.39	2.04
Commercial Retail	8.27	0.04	0.60	7.56	0.46	2.13
All Segments	$3.45	$3.52	$3.49	$5.92	$6.97	$6.72

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	04/30/2010	01/31/2010	10/31/2009	07/31/2009	04/30/2009
Number of Units	9,691	9,669	9,669	9,645	9,645
Average Investment Per Unit
Stabilized	$56,138	$55,739	$55,479	$55,179	$54,960
Non-Stabilized	80,581	79,217	77,214	81,566	82,555
	$57,323	$56,790	$56,452	$56,298	$56,130

Average Scheduled Rent per Unit
Stabilized	$720	$716	$713	$711	$711
Non-Stabilized	735	721	723	714	712
	$721	$717	$714	$711	$711

Total Receipts per Unit
Stabilized	$655	$657	$664	$660	$671
Non-Stabilized	679	657	654	659	603
	$657	$657	$664	$660	$668
Physical Occupancy%
Stabilized	90.2%	89.9%	91.3%	89.4%	93.0%
Non-Stabilized	90.7%	88.2%	88.2%	85.6%	89.7%
	90.2%	89.8%	91.2%	89.2%	92.8%

Operating Expenses as a % of Scheduled Rent
Stabilized	45.8%	47.4%	44.7%	44.6%	43.8%
Non-Stabilized	36.8%	49.4%	32.3%	50.6%	55.1%
Total	45.4%	47.4%	44.1%	44.9%	44.3%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of April 30, 2010

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	19	226	9.9%	909,591	8.7%
St. Lukes Hospital of Duluth, Inc.	6	63	3.5%	198,775	1.9%
Fairview Health	8	59	2.5%	179,831	1.7%
Applied Underwriters	3	82	2.2%	141,724	1.3%
Best Buy Co., Inc. (NYSE: BBY)	2	7	1.9%	224,650	2.1%
HealthEast Care System	1	106	1.7%	114,316	1.1%
USG Corp.	1	16	1.6%	122,567	1.2%
Smurfit - Stone Container (NASDAQ: SSCC)	2	48	1.5%	424,147	4.0%
Microsoft (NASDAQ: MSFT)	1	40	1.4%	122,040	1.2%
Nebraska Orthopedic Hospital	1	227	1.3%	61,758	0.6%
Total/Weighted Average		102	27.5%	2,499,399	23.8%

(1)	See Definitions on page 26.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of April 30, 2010

Fiscal Year	Number of Leases	Rentable Square Feet	% of Rentable Square Feet	Annualized Rent*	Average Rental Rate	% of Annualized Rent
Commercial Office
2011	68	585,753	14.4%	$7,352,701	$12.55	13.9%
2012	58	732,002	18.0%	9,570,060	13.07	18.1%
2013	42	573,559	14.1%	7,514,765	13.10	14.3%
2014	39	584,518	14.4%	7,581,572	12.97	14.4%
2015	36	349,884	8.6%	4,485,676	12.82	8.5%
2016 and thereafter	41	1,235,846	30.5%	16,237,506	13.14	30.8%
	284	4,061,562	100.0%	$52,742,280	$12.99	100.0%

Commercial Medical
2011	15	61,941	2.8%	$1,129,521	$18.24	2.8%
2012	30	102,335	4.6%	2,093,461	20.46	5.3%
2013	20	78,943	3.6%	1,485,367	18.82	3.8%
2014	24	146,515	6.7%	3,085,325	21.06	7.8%
2015	11	54,075	2.5%	809,635	14.97	2.0%
2016 and thereafter	87	1,750,755	79.8%	30,967,711	17.69	78.3%
	187	2,194,564	100.0%	$39,571,020	$18.03	100.0%

Commercial Industrial
2011	15	1,075,552	42.3%	$3,626,002	$3.37	39.1%
2012	5	381,157	15.0%	1,217,581	3.19	13.2%
2013	2	142,185	5.6%	685,357	4.82	7.4%
2014	5	169,396	6.7%	789,797	4.66	8.5%
2015	2	76,685	3.0%	304,570	3.97	3.3%
2016 and thereafter	8	695,389	27.4%	2,640,471	3.80	28.5%
	37	2,540,364	100.0%	$9,263,778	$3.65	100.0%

Commercial Retail
2011	53	211,783	18.5%	$2,032,987	$9.60	22.0%
2012	36	295,569	25.7%	1,583,484	5.36	17.1%
2013	20	80,641	7.0%	548,986	6.81	5.9%
2014	20	67,698	5.9%	794,675	11.74	8.6%
2015	20	173,433	15.1%	777,216	4.48	8.4%
2016 and thereafter	24	319,061	27.8%	3,509,254	11.00	38.0%
	173	1,148,185	100.0%	$9,246,602	$8.05	100.0%

Commercial Total
2011	151	1,935,029	19.5%	$14,141,211	$7.31	12.8%
2012	129	1,511,063	15.2%	14,464,586	9,57	13.0%
2013	84	875,328	8.8%	10,234,475	11.69	9.2%
2014	88	968,127	9.7%	12,251,369	12.65	11.1%
2015	69	654,077	6.6%	6,377,097	9.75	5.8%
2016 and thereafter	160	4,001,051	40.2%	53,354,942	13.34	48.1%
	681	9,944,675	100.0%	$110,823,680	$11.05	100.0%

* Annualized Rent is monthly scheduled rent as of April 30, 2010 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2010 ACQUISITION SUMMARY
as of April 30, 2010
($’s in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage At Acquisition	April 30, 2010 Leased Percentage	Acquisition Cost

Clive 2075 NW 94th Street	Clive, IA	Commercial Industrial	August 5, 2009	42,510	100%	100.0%	$3,350
Minot 2505 16th Street SW	Minot, ND	Commercial Office	October 1, 2009	15,000	93.8%	100.0%	2,400
Fargo 1320 4th Street N	Fargo, ND	Unimproved Land	November 13, 2009	NA	NA	NA	395
Casper 1930 E 12th Street (Park Place)	Casper, WY	Commercial Medical	December 30, 2009	65,160	94.6%	96.6%	7,339
Casper 3955 E 12th Street (Meadow Wind)	Casper, WY	Commercial Medical	December 30, 2009	35,629	100.0%	80.1%	7,339
Cheyenne 4010 N College Drive (Aspen Wind)	Cheyenne, WY	Commercial Medical	December 30, 2009	47,509	94.5%	81.4%	12,457
Cheyenne 4060 N College Drive (Sierra Hills)	Cheyenne, WY	Commercial Medical	December 30, 2009	54,072	75.6%	49.3%	9,560
Laramie 1072 N 22nd Street (Spring Wind)	Laramie, WY	Commercial Medical	December 30, 2009	35,629	100.0%	97.2%	8,305
Crown Apartments	Rochester, MN	Multi-Family Residential	April 1, 2010	48	93.1%	93.1%	3,550
Northern Valley Apartments	Rochester, MN	Multi-Family Residential	April 1, 2010	16	100.0%	100.0%	720
			Total Square Feet	295,509			$55,415
			Total Units	64

Definitions
April 30, 2010

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt; however, EBIDTA as we calculate it has not been adjusted for the effect of nonrecurring events such as asset impairment and gain/loss on involuntary conversion.  EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as net income (computed in accordance with generally accepted accounting principles, excluding gains/losses from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.  We consider FFO to be a standard supplemental measure for equity real estate investment trusts because it facilitates an understanding of the operating performance of properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Stabilized properties are those properties owned for the entirety of both periods being compared.  While results presented on a stabilized property basis are not determined in accordance with GAAP, management believes that measuring performance on a stabilized property basis is useful to investors and to management because it enables evaluation of how the Company’s properties are performing year over year.